                                                                   EXHIBIT 10(a)

                                                                  EXECUTION COPY

                               FIFTH AMENDMENT TO
                       AMENDED AND RESTATED LOAN AGREEMENT

         THIS FIFTH AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT (this "FIFTH AMENDMENT"), dated as of December 31, 2001, is among QUIXOTE CORPORATION, a Delaware corporation ("QUIXOTE"), ENERGY ABSORPTION SYSTEMS, INC., a Delaware corporation (f/k/a Quixote Laser Corporation and successor by merger to Energy Absorption Systems, Inc., a Delaware corporation and Roadway Safety Service, Inc., a Delaware corporation) ("EAS"), QUIXOTE TRANSPORTATION SAFETY, INC., a Delaware corporation (f/k/a TranSafe Corporation) ("TRANSPORTATION"), SPIN-CAST PLASTICS, INC., an Indiana corporation ("SPIN-CAST"), E-TECH TESTING SERVICES, INC., a Delaware corporation ("E-TECH"), SAFE-HIT CORPORATION, a Nevada corporation ("SAFE-HIT"), HIGHWAY INFORMATION SYSTEMS, INC., a Delaware corporation ("HIS"), NU-METRICS, INC., a Pennsylvania corporation ("NU-METRICS"), QUIXOTE TRANSPORTATION SAFETY (ASIA PACIFIC) PTY LIMITED (f/k/a Energy Absorption Systems PTY Limited), an Australian corporation ("QTS AUSTRALIA"), QUIXOTE TRANSPORTATION SAFETY (EUROPE), INC., a Delaware corporation ("QTS EUROPE"), NATIONAL SIGNAL, INC., a California corporation ("NATIONAL SIGNAL"), ENERGY ABSORPTION SYSTEMS (EUROPE), INC., a Delaware corporation ("EAS EUROPE"), TRANSAFE CORPORATION, a Delaware corporation ("TRANSAFE"), SURFACE SYSTEMS, INC., a Missouri corporation ("SSI"), certain lenders signatory hereto ("LENDERS"), and THE NORTHERN TRUST COMPANY, an Illinois banking corporation, as agent for the Lenders hereunder ("AGENT"). Quixote, EAS, Transportation, Spin-Cast, E-Tech, Safe-Hit, HIS, Nu-Metrics, QTS Australia, QTS Europe, National Signal, EAS Europe, TranSafe and SSI are individually and collectively referred to herein as "BORROWER." This Fifth Amendment shall amend that certain Amended and Restated Loan Agreement dated as of June 30, 1997 among the Borrower, the Lenders and the Agent, as previously amended by that certain First Amendment to Revolving Credit Agreement dated as of May 31, 1998, that certain Second Amendment and Waiver to Amended and Restated Loan Agreement dated as of March 15, 1999, that certain Third Amendment and Waiver to Amended and Restated Loan Agreement dated as of May 17, 2000 and that certain Fourth Amendment and Waiver to Amended and Restated Loan Agreement dated as of January 31, 2001 (as amended, restated, modified or supplemented, the "LOAN AGREEMENT").

                                   WITNESSETH:

         WHEREAS, the Borrower, the Lenders and the Agent are parties to the Loan Agreement;

         WHEREAS, on August 31, 2001, Transportation acquired all of the outstanding capital stock of SSI and SSI became and remains a wholly-owned Subsidiary of Transportation;

         WHEREAS, each Borrower desires to make SSI a Borrower under the Loan Agreement;

         WHEREAS, the Borrower has, among other amendments, requested an extension of one year on the maturity dates for the Revolving Credit Loans, the Conversion Date, and the Term

Loans, and the Lenders and the Agent have agreed to amend the Loan Agreement in this and other respects as set forth herein;

         NOW, THEREFORE, the parties hereto hereby agree as follows:

1. AMENDMENTS TO THE LOAN AGREEMENT.

         1.1 TERMS USED. Terms used but not otherwise defined herein are used with the same meanings as provided therefor in the Loan Agreement.

         1.2 SECTION 1. SECTION 1 of the Loan Agreement is hereby amended as of the date hereof by:

              (a) deleting the references to the dates "October 31, 2003" and "October 31, 2007" in the definition of "Commitment Termination Date" and replacing them with the dates "October 31, 2004" and "October 31, 2008" respectively; and

              (b) deleting the reference to the date "November 1, 2003" in the definition of "Conversion Date" and replacing it with the date "November 1, 2004".

         1.3 SECTION 6.3. SECTION 6.3(d) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

              "(d) at the end of each of the following periods, a Net Consolidated Funded Debt to EBITDA Ratio (which shall be certified by Quixote at the end of such period):

                 ---------------------------------------- ---------------------------------------
                                                                      Maximum Funded
                            Period                                    Debt to EBITDA
                 ---------------------------------------- ---------------------------------------
                 ---------------------------------------- ---------------------------------------
                 June 30, 1997 to December 31, 1997       less than or equal to 4.0 to 1.0
                 ---------------------------------------- ---------------------------------------
                 January 1, 1998 to December 31, 1998     less than or equal to 3.75 to 1.0
                 ---------------------------------------- ---------------------------------------
                 January 1, 1999 to December 31, 2001     less than or equal to 3.5 to 1.0
                 ---------------------------------------- ---------------------------------------
                 January 1, 2002 and thereafter           less than or equal to 3.0 to 1.0"
                 ---------------------------------------- ---------------------------------------

         1.4 EXHIBITS. EXHIBITS A, B, C and E to the Loan Agreement are deleted in their entirety and EXHIBITS A, B, C and E attached hereto are substituted in lieu thereof.

         1.5 DEFINITION OF "BORROWER". The parties hereto hereby agree that SSI will henceforth be a "Borrower" under the Loan Agreement and, together with Quixote, EAS, Transportation, Spin-Cast, E-Tech, Safe-Hit, HIS, Nu-Metrics, QTS Australia, QTS Europe, National Signal, EAS Europe and TranSafe, shall collectively henceforth be the "Borrower" under the terms of the Loan Agreement. The definition of "Borrower" set forth in the preamble to the Loan Agreement is hereby amended to mean the entities, individually and collectively, set forth in this SECTION 1.5.

         1.6 SCHEDULE 1. SCHEDULE 1 is attached hereto and made a part hereof and a part of the Loan Agreement. The Borrower has included the information set forth in SCHEDULE 1 in order to amend and supplement the information provided by the Borrower on the Closing Date in the various schedules to the Loan Agreement and in order to make the information contained therein accurate and complete as of the date hereof.

2. REPRESENTATIONS AND WARRANTIES.

         The Borrower hereby remakes, as at the date of execution hereof, all of the representations and warranties set forth in SECTION 4 of the Loan Agreement as amended hereby and as amended and supplemented by SCHEDULE 1 hereto, and additionally represents and warrants that: (a) the borrowings under the Loan Agreement as amended hereby, the execution and delivery by the Borrower of this Fifth Amendment and the performance by the Borrower of its obligations under this Fifth Amendment and the Loan Agreement as amended hereby are within the Borrower's corporate powers, have been authorized by all necessary corporate action, have received all necessary governmental approval (if any shall be required) and do not and will not contravene or conflict with any provision of law or of the charter or by-laws of the Borrower or any subsidiary or of any agreement binding upon the Borrower or any subsidiary; (b) no Default or Event of Default under the Loan Agreement as amended hereby has occurred and is continuing on the date of execution hereof; and (c) the information provided herein and in SCHEDULE 1 hereto with respect to SSI and with respect to all other matters contained herein and therein, is true and complete in all respects and fully and completely amends and supplements all of the schedules provided by the Borrower pursuant to the Loan Agreement as necessary to make the information contained in such schedules accurate and complete as of the date hereof.

3. CONDITIONS OF EFFECTIVENESS.

         The effectiveness of this Fifth Amendment is subject to the conditions precedent that the Agent shall have received all of the following, in form and substance satisfactory to the Agent and its counsel, at the expense of the Borrower, and, as appropriate, dated as of the date hereof and in such number of signed counterparts as the Agent may request:

              (a)  FIFTH AMENDMENT. This Fifth Amendment;

              (b) RESOLUTIONS/INCUMBENCY. A certificate from the Secretary or Assistant Secretary of each Borrower certifying (i) the name(s) of the officer or officers of the Borrower authorized to sign this Fifth Amendment and the other documents provided for in this Fifth Amendment, together with a sample of the true signature of each such officer (the Agent may conclusively rely on each such certificate until formally advised by a like certificate of any changes therein), (ii) true and correct copies of any resolutions of the Board of Directors of each Borrower authorizing or ratifying the execution, delivery and performance of this Fifth Amendment, the Loan Agreement as amended hereby, the Amended and Restated Revolving Credit Notes and other documents provided for in this Fifth Amendment, (iii) for each of the certificates of each Borrower other than SSI, there has been no change in the Certificate of Incorporation or

                   Bylaws for such Borrower since January 31, 2001 and such Certificate of Incorporation and Bylaws are in full force and effect as of the date hereof and no steps have been taken by the directors or stockholders of such Borrower to effect or authorize any amendment or modification thereto; and (iv) for the certificate of SSI, true and correct copies of (A) the Certificate of Incorporation of such corporation and all amendments thereto, as certified by the secretary of state of its jurisdiction of incorporation and (B) the Bylaws of such corporation.

              (c) NO DEFAULT - REPRESENTATIONS ACCURATE. A certificate of each Borrower, dated the date hereof, that (i) no Default or Event of Default has occurred and is continuing and (ii) all representations and warranties contained in the Loan Agreement as further amended hereby and as amended and supplemented by the information set forth in SCHEDULE 1 attached hereto, are true and complete as of the date hereof;

              (d) AMENDED AND RESTATED REVOLVING CREDIT NOTES. An original Amended and Restated Revolving Credit Note dated as of the date hereof in the form of EXHIBIT B attached hereto in favor of each Lender and executed by each Borrower as replacements for the Amended and Restated Revolving Credit Notes executed and delivered on January 31, 2001 pursuant to SECTION 2.1(b) of the Loan Agreement;

              (e) GOOD STANDING CERTIFICATE. A Good Standing Certificate for SSI from the secretary of state of its jurisdiction of incorporation;

              (f) LEGAL OPINION. The opinion of Joan R. Riley, General Counsel of Borrower, addressed to the Lenders and the Agent in the form of EXHIBIT D attached hereto and made a part hereof;

              (g) ACCOUNTANT'S LETTER. A letter to PricewaterhouseCoopers, LLP, the independent accountants for Borrower, in form and substance satisfactory to Agent, executed by the Borrower; and

              (h)  MISCELLANEOUS. Such other documents as the Agent may request.

4. MISCELLANEOUS.

         4.1 COUNTERPARTS. This Fifth Amendment may be executed by the parties on any number of separate counterparts and by each party on separate counterparts; each counterpart shall be deemed an original instrument; and all of the counterparts taken together shall be deemed to constitute one and the same instrument.

         4.2 EXHIBITS AND SCHEDULES. All exhibits and schedules attached hereto are made a part hereof and incorporated herein as though fully set forth herein.

         4.3 SUCCESSORS AND ASSIGNS. This Fifth Amendment and the Loan Agreement as amended hereby shall be binding upon and inure to the benefit of the Borrower, the Lenders, the Agent and their respective successors and assigns.

         4.4 CAPTIONS. Captions in this Fifth Amendment are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

         4.5 FEES. The Borrower agrees to pay or reimburse the Agent for all reasonable costs and expenses of preparing and seeking advice in regard to this Fifth Amendment and any document or instrument executed in connection herewith and therewith (including legal fees and reasonable time charges of attorneys who may be employees of the Agent, whether in or out of court, in original or appellate proceedings or in bankruptcy).

         4.6 CONSTRUCTION. THIS FIFTH AMENDMENT, THE LOAN AGREEMENT AS AMENDED HEREBY AND ANY DOCUMENT OR INSTRUMENT EXECUTED IN CONNECTION HEREWITH OR THEREWITH SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF ILLINOIS APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, WITHOUT REGARD TO THE PRINCIPLES THEREOF REGARDING CONFLICT OF LAWS, AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. AGENT, EACH LENDER AND BORROWER AGREE TO SUBMIT TO PERSONAL JURISDICTION AND TO WAIVE ANY OBJECTION AS TO VENUE IN THE COUNTY OF COOK, STATE OF ILLINOIS. BORROWER AGREES NOTHING HEREIN SHALL PRECLUDE AGENT, ANY LENDER OR BORROWER FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION.

         4.7 MUTUAL WAIVER OF JURY TRIAL. BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTON, SUIT OR PROCEEDING BROUGHT TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER THIS FIFTH AMENDMENT, ANY OF THE OTHER LOAN DOCUMENTS OR ANY OF THE OTHER AGREEMENTS.

         4.8 AMENDMENT TO LOAN AGREEMENT. This Fifth Amendment shall be deemed to be an amendment to the Loan Agreement. All references to the Loan Agreement in any other document or instrument shall be deemed to refer to the Loan Agreement as amended hereby. As hereby amended, the Loan Agreement is hereby ratified and confirmed in each and every respect.

                           [signature page to follow]

         IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to be executed by their duly authorized officers as of the day and year first written above.


                                            THE NORTHERN TRUST COMPANY,
                                            as Agent and as Lender


                                            By: /s/ Greta Satek
                                                ---------------------------
                                            Name:  Greta Satek
                                            Title: Vice President


                                            LASALLE BANK NATIONAL ASSOCIATION,
                                            as Lender

                                            By: /s/ Stephanie Kline
                                                ---------------------------
                                            Name:  Stephanie Kline
                                            Title: Assistant Vice President


                                            AMERICAN NATIONAL BANK AND TRUST
                                            COMPANY OF CHICAGO, as Lender


                                            By: /s/ Stacey J. Huels
                                                ---------------------------
                                            Name:  Stacey J. Huels
                                            Title: First Vice President

QUIXOTE CORPORATION                              ENERGY ABSORPTION SYSTEMS, INC.

By:   /s/ Daniel P. Gorey                        By:   /s/ Daniel P. Gorey
    --------------------------------------           --------------------------------------
Name: Daniel P. Gorey                            Name: Daniel P. Gorey
Title(s): Vice President and Treasurer           Title(s): Vice President and Treasurer

HIGHWAY INFORMATION SYSTEMS, INC.                NU-METRICS, INC.

By:   /s/ Daniel P. Gorey                        By:   /s/ Daniel P. Gorey
    --------------------------------------           --------------------------------------
Name: Daniel P. Gorey                            Name: Daniel P. Gorey
Title(s): Vice President and Treasurer           Title(s): Vice President and Treasurer

E-TECH TESTING SERVICES, INC.                    SPIN-CAST PLASTICS, INC.

By:   /s/ Daniel P. Gorey                        By:   /s/ Daniel P. Gorey
    --------------------------------------           --------------------------------------
Name: Daniel P. Gorey                            Name: Daniel P. Gorey
Title(s): Vice President and Treasurer           Title(s): Vice President and Treasurer

ENERGY ABSORPTION SYSTEMS (EUROPE), INC.         SAFE-HIT CORPORATION

By:   /s/ Daniel P. Gorey                        By:   /s/ Daniel P. Gorey
    --------------------------------------           --------------------------------------
Name: Daniel P. Gorey                            Name: Daniel P. Gorey
Title(s): Vice President and Treasurer           Title(s): Vice President and Treasurer

QUIXOTE TRANSPORTATION SAFETY, INC.              QUIXOTE TRANSPORTATION SAFETY
                                                 (ASIA PACIFIC) PTY LIMITED

By:   /s/ Daniel P. Gorey                        By:   /s/ Daniel P. Gorey
    --------------------------------------           --------------------------------------
Name: Daniel P. Gorey                            Name:  Daniel P. Gorey
Title(s): Vice President and Treasurer           Title(s):  Vice President and Treasurer

TRANSAFE CORPORATION                             QUIXOTE TRANSPORTATION SAFETY (EUROPE), INC.

By:   /s/ Daniel P. Gorey                        By:   /s/ Daniel P. Gorey
    --------------------------------------           --------------------------------------
Name: Daniel P. Gorey                            Name: Daniel P. Gorey
Title(s): Vice President and Treasurer           Title(s): Vice President and Treasurer

NATIONAL SIGNAL, INC.                            SURFACE SYSTEMS, INC.

By:   /s/ Daniel P. Gorey                        By:   /s/ Daniel P. Gorey
    --------------------------------------           --------------------------------------
Name: Daniel P. Gorey                            Name: Daniel P. Gorey
Title(s): Vice President and Treasurer           Title(s):  Vice President and Treasurer

                                                                  EXHIBIT 10(a)

                              AMENDED AND RESTATED
                              REVOLVING CREDIT NOTE


$13,334,000                                                   Chicago, Illinois
                                                              December 31, 2001

                  FOR VALUE RECEIVED, the undersigned, QUIXOTE CORPORATION, ENERGY ABSORPTION SYSTEMS, INC. (f/k/a Quixote Laser Corporation and successor by merger to Energy Absorption Systems, Inc. and Roadway Safety Service, Inc.), TRANSAFE CORPORATION, SPIN-CAST PLASTICS, INC., E-TECH TESTING SERVICES, INC., SAFE-HIT CORPORATION, HIGHWAY INFORMATION SYSTEMS, INC., NU-METRICS, INC., QUIXOTE TRANSPORTATION SAFETY (ASIA PACIFIC) PTY LIMITED (f/k/a Energy Absorption Systems Pty Limited), ENERGY ABSORPTION SYSTEMS (EUROPE), INC., QUIXOTE TRANSPORTATION SAFETY, INC. (f/k/a TranSafe Corporation), QUIXOTE TRANSPORTATION SAFETY (EUROPE), INC., NATIONAL SIGNAL, INC. AND SURFACE SYSTEMS, INC. (each individually a "Borrower" and collectively, the "Borrowers") hereby JOINTLY AND SEVERALLY PROMISE TO PAY to the order of THE NORTHERN TRUST COMPANY ("Lender"), or its registered assigns, at 50 South LaSalle Street, Chicago, Illinois 60675, or at such other place as the holder of this Note may designate from time to time in writing, in lawful money of the United States of America and in immediately available funds, the principal amount of THIRTEEN MILLION THREE HUNDRED AND THIRTY-FOUR THOUSAND DOLLARS ($13,334,000), or such lesser principal amount as may be outstanding pursuant to the Loan Agreement (as hereinafter defined) with respect to the Revolving Credit Loan, together with interest on the unpaid principal amount of this note outstanding from time to time.

                  This Note is the Revolving Credit Note referred to in, and evidences certain indebtedness incurred under, the Amended and Restated Loan Agreement dated as of June 30, 1997 (herein as it may be amended, modified or supplemented from time to time, the "Loan Agreement"), among each Borrower, "Lenders" (as defined therein) and The Northern Trust Company, as agent for such Lenders, and is entitled to the benefit and security of the "Loan Documents" (as defined in the Loan Agreement) provided for therein, to which reference is hereby made for a statement of all of the terms and conditions under which the loan evidenced hereby is made. All capitalized terms herein, unless otherwise defined, shall have the meanings ascribed to them in the Loan Agreement.

                  The principal amount of the indebtedness evidenced hereby shall be payable in the amounts and on the dates specified in the Loan Agreement. Interest thereon, less any taxes payable by withholding, shall be paid until such principal amount is paid in full at such interest rates and at such times as are specified in the Loan Agreement.

                  If any payment on this Note becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

                  Upon and after the occurrence of an Event of Default, this Note shall or may, as provided in the Loan Agreement, and without demand, notice or legal process of any kind, become or be declared immediately due and payable.

                  The right to receive principal of, and stated interest on, this Note may only be transferred through Borrower's book entry system.

                  Demand, presentment, protest and notice of nonpayment and protest are hereby waived by Borrower.

                  This Note shall be interpreted, governed by, and construed in accordance with the internal laws of the State of Illinois.

                  THIS NOTE, ISSUED AND DELIVERED ON THE DATE HEREOF TO THE AGENT, ON BEHALF OF THE LENDERS, IS ISSUED IN REPLACEMENT AND SUBSTITUTION FOR, AND NOT IN PAYMENT OF THAT CERTAIN AMENDED AND RESTATED REVOLVING CREDIT NOTE IN THE ORIGINAL PRINCIPAL AMOUNT OF $13,334,000 DATED JANUARY 31, 2001 (WHICH IN TURN WAS ISSUED IN SUBSTITUTION AND REPLACEMENT OF THAT CERTAIN AMENDED AND RESTATED REVOLVING CREDIT NOTE IN THE ORIGINAL PRINCIPAL AMOUNT OF $13,334,000 DATED MAY 17, 2000 WHICH IN TURN WAS ISSUED IN SUBSTITUTION AND REPLACEMENT OF THAT CERTAIN AMENDED AND RESTATED REVOLVING CREDIT NOTE IN THE ORIGINAL PRINCIPAL AMOUNT OF $13,334,000 DATED MARCH 15, 1999 WHICH IN TURN WAS ISSUED IN SUBSTITUTION AND REPLACEMENT OF THAT CERTAIN AMENDED AND RESTATED REVOLVING CREDIT NOTE IN THE ORIGINAL PRINCIPAL AMOUNT OF $13,334,000 DATED JUNE 30, 1997 WHICH IN TURN WAS ISSUED IN SUBSTITUTION AND REPLACEMENT OF THAT CERTAIN REVOLVING CREDIT NOTE IN THE ORIGINAL PRINCIPAL AMOUNT OF $21,666,668 DATED MARCH 31, 1996 WHICH IN TURN WAS ISSUED IN SUBSTITUTION AND REPLACEMENT OF THAT CERTAIN REVOLVING CREDIT NOTE IN THE PRINCIPAL AMOUNT OF $23,333,334 DATED NOVEMBER 10, 1995) AND NOTHING CONTAINED HEREIN SHALL BE CONSTRUED TO DEEM PAID OR FORGIVEN THE UNPAID PRINCIPAL AMOUNT OF, OR UNPAID ACCRUED INTEREST ON, SAID NOTE AT THE TIME OF ITS REPLACEMENT BY THIS NOTE.

                                      * * *

         IN WITNESS WHEREOF, the parties hereto have caused this Amended and Restated Revolving Credit Note to be executed by their duly authorized officers as of the day and year first written above.

QUIXOTE CORPORATION                              ENERGY ABSORPTION SYSTEMS, INC.

By:   /s/ Daniel P. Gorey                        By:   /s/ Daniel P. Gorey
    --------------------------------------           --------------------------------------
Name: Daniel P. Gorey                            Name: Daniel P. Gorey
Title(s): Vice President and Treasurer           Title(s): Vice President and Treasurer

HIGHWAY INFORMATION SYSTEMS, INC.                NU-METRICS, INC.

By:   /s/ Daniel P. Gorey                        By:   /s/ Daniel P. Gorey
    --------------------------------------           --------------------------------------
Name: Daniel P. Gorey                            Name: Daniel P. Gorey
Title(s): Vice President and Treasurer           Title(s): Vice President and Treasurer

E-TECH TESTING SERVICES, INC.                    SPIN-CAST PLASTICS, INC.

By:   /s/ Daniel P. Gorey                        By:   /s/ Daniel P. Gorey
    --------------------------------------           --------------------------------------
Name: Daniel P. Gorey                            Name: Daniel P. Gorey
Title(s): Vice President and Treasurer           Title(s): Vice President and Treasurer

ENERGY ABSORPTION SYSTEMS (EUROPE), INC.         SAFE-HIT CORPORATION

By:   /s/ Daniel P. Gorey                        By:   /s/ Daniel P. Gorey
    --------------------------------------           --------------------------------------
Name: Daniel P. Gorey                            Name: Daniel P. Gorey
Title(s): Vice President and Treasurer           Title(s): Vice President and Treasurer

QUIXOTE TRANSPORTATION SAFETY, INC.              QUIXOTE TRANSPORTATION SAFETY
                                                 (ASIA PACIFIC) PTY LIMITED

By:   /s/ Daniel P. Gorey                        By:   /s/ Daniel P. Gorey
    --------------------------------------           --------------------------------------
Name: Daniel P. Gorey                            Name:  Daniel P. Gorey
Title(s): Vice President and Treasurer           Title(s):  Vice President and Treasurer

TRANSAFE CORPORATION                             QUIXOTE TRANSPORTATION SAFETY (EUROPE), INC.

By:   /s/ Daniel P. Gorey                        By:   /s/ Daniel P. Gorey
    --------------------------------------           --------------------------------------
Name: Daniel P. Gorey                            Name: Daniel P. Gorey
Title(s): Vice President and Treasurer           Title(s): Vice President and Treasurer

NATIONAL SIGNAL, INC.                            SURFACE SYSTEMS, INC.

By:   /s/ Daniel P. Gorey                        By:   /s/ Daniel P. Gorey
    --------------------------------------           --------------------------------------
Name: Daniel P. Gorey                            Name: Daniel P. Gorey
Title(s): Vice President and Treasurer           Title(s):  Vice President and Treasurer

                              AMENDED AND RESTATED
                              REVOLVING CREDIT NOTE


$13,333,000                                                   Chicago, Illinois
                                                              December 31, 2001

                  FOR VALUE RECEIVED, the undersigned, QUIXOTE CORPORATION, ENERGY ABSORPTION SYSTEMS, INC. (f/k/a Quixote Laser Corporation and successor by merger to Energy Absorption Systems, Inc. and Roadway Safety Service, Inc.), TRANSAFE CORPORATION, SPIN-CAST PLASTICS, INC., E-TECH TESTING SERVICES, INC., SAFE-HIT CORPORATION, HIGHWAY INFORMATION SYSTEMS, INC., NU-METRICS, INC., QUIXOTE TRANSPORTATION SAFETY (ASIA PACIFIC) PTY LIMITED (f/k/a Energy Absorption Systems Pty Limited), ENERGY ABSORPTION SYSTEMS (EUROPE), INC., QUIXOTE TRANSPORTATION SAFETY, INC. (f/k/a TranSafe Corporation), QUIXOTE TRANSPORTATION SAFETY (EUROPE), INC., NATIONAL SIGNAL, INC. AND SURFACE SYSTEMS, INC. (each individually a "Borrower" and collectively, the "Borrowers") hereby JOINTLY AND SEVERALLY PROMISE TO PAY to the order of AMERICAN NATIONAL BANK AND TRUST COMPANY OF CHICAGO ("Lender"), or its registered assigns, at 30 South Wacker Drive, Chicago, Illinois
60606, or at such other place as the holder of this Note may designate from time to time in writing, in lawful money of the United States of America and in immediately available funds, the principal amount of THIRTEEN MILLION THREE HUNDRED AND THIRTY-THREE THOUSAND DOLLARS ($13,333,000), or such lesser principal amount as may be outstanding pursuant to the Loan Agreement (as hereinafter defined) with respect to the Revolving Credit Loan, together with interest on the unpaid principal amount of this note outstanding from time to time.

                  This Note is the Revolving Credit Note referred to in, and evidences certain indebtedness incurred under, the Amended and Restated Loan Agreement dated as of June 30, 1997 (herein as it may be amended, modified or supplemented from time to time, the "Loan Agreement"), among each Borrower, "Lenders" (as defined therein) and The Northern Trust Company, as agent for such Lenders, and is entitled to the benefit and security of the "Loan Documents" (as defined in the Loan Agreement) provided for therein, to which reference is hereby made for a statement of all of the terms and conditions under which the loan evidenced hereby is made. All capitalized terms herein, unless otherwise defined, shall have the meanings ascribed to them in the Loan Agreement.

                  The principal amount of the indebtedness evidenced hereby shall be payable in the amounts and on the dates specified in the Loan Agreement. Interest thereon, less any taxes payable by withholding, shall be paid until such principal amount is paid in full at such interest rates and at such times as are specified in the Loan Agreement.

                  If any payment on this Note becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

                  Upon and after the occurrence of an Event of Default, this Note shall or may, as provided in the Loan Agreement, and without demand, notice or legal process of any kind, become or be declared immediately due and payable.

                  The right to receive principal of, and stated interest on, this Note may only be transferred through Borrower's book entry system.

                  Demand, presentment, protest and notice of nonpayment and protest are hereby waived by Borrower.

                  This Note shall be interpreted, governed by, and construed in accordance with the internal laws of the State of Illinois.

                  THIS NOTE, ISSUED AND DELIVERED ON THE DATE HEREOF TO THE AGENT, ON BEHALF OF THE LENDERS, IS ISSUED IN REPLACEMENT AND SUBSTITUTION FOR, AND NOT IN PAYMENT OF THAT CERTAIN AMENDED AND RESTATED REVOLVING CREDIT NOTE IN THE ORIGINAL PRINCIPAL AMOUNT OF $13,333,000 DATED JANUARY 31, 2001 (WHICH IN TURN WAS ISSUED IN SUBSTITUTION AND REPLACEMENT OF THAT CERTAIN AMENDED AND RESTATED REVOLVING CREDIT NOTE IN THE ORIGINAL PRINCIPAL AMOUNT OF $13,333,000 DATED MAY 17, 2000 WHICH IN TURN WAS ISSUED IN SUBSTITUTION AND REPLACEMENT OF THAT CERTAIN AMENDED AND RESTATED REVOLVING CREDIT NOTE IN THE ORIGINAL PRINCIPAL AMOUNT OF $13,333,000 DATED MARCH 15, 1999 WHICH IN TURN WAS ISSUED IN SUBSTITUTION AND REPLACEMENT OF THAT CERTAIN AMENDED AND RESTATED REVOLVING CREDIT NOTE IN THE ORIGINAL PRINCIPAL AMOUNT OF $13,333,000 DATED JUNE 30, 1997 WHICH IN TURN WAS ISSUED IN SUBSTITUTION AND REPLACEMENT OF THAT CERTAIN REVOLVING CREDIT NOTE IN THE ORIGINAL PRINCIPAL AMOUNT OF $21,666,666 DATED MARCH 31, 1996 WHICH IN TURN WAS ISSUED IN SUBSTITUTION AND REPLACEMENT OF THAT CERTAIN REVOLVING CREDIT NOTE IN THE PRINCIPAL AMOUNT OF $23,333,333 DATED NOVEMBER 10, 1995) AND NOTHING CONTAINED HEREIN SHALL BE CONSTRUED TO DEEM PAID OR FORGIVEN THE UNPAID PRINCIPAL AMOUNT OF, OR UNPAID ACCRUED INTEREST ON, SAID NOTE AT THE TIME OF ITS REPLACEMENT BY THIS NOTE.

                                      * * *

         IN WITNESS WHEREOF, the parties hereto have caused this Amended and Restated Revolving Credit Note to be executed by their duly authorized officers as of the day and year first written above.

QUIXOTE CORPORATION                              ENERGY ABSORPTION SYSTEMS, INC.

By:   /s/ Daniel P. Gorey                        By:   /s/ Daniel P. Gorey
    --------------------------------------           --------------------------------------
Name: Daniel P. Gorey                            Name: Daniel P. Gorey
Title(s): Vice President and Treasurer           Title(s): Vice President and Treasurer

HIGHWAY INFORMATION SYSTEMS, INC.                NU-METRICS, INC.

By:   /s/ Daniel P. Gorey                        By:   /s/ Daniel P. Gorey
    --------------------------------------           --------------------------------------
Name: Daniel P. Gorey                            Name: Daniel P. Gorey
Title(s): Vice President and Treasurer           Title(s): Vice President and Treasurer

E-TECH TESTING SERVICES, INC.                    SPIN-CAST PLASTICS, INC.

By:   /s/ Daniel P. Gorey                        By:   /s/ Daniel P. Gorey
    --------------------------------------           --------------------------------------
Name: Daniel P. Gorey                            Name: Daniel P. Gorey
Title(s): Vice President and Treasurer           Title(s): Vice President and Treasurer

ENERGY ABSORPTION SYSTEMS (EUROPE), INC.         SAFE-HIT CORPORATION

By:   /s/ Daniel P. Gorey                        By:   /s/ Daniel P. Gorey
    --------------------------------------           --------------------------------------
Name: Daniel P. Gorey                            Name: Daniel P. Gorey
Title(s): Vice President and Treasurer           Title(s): Vice President and Treasurer

QUIXOTE TRANSPORTATION SAFETY, INC.              QUIXOTE TRANSPORTATION SAFETY
                                                 (ASIA PACIFIC) PTY LIMITED

By:   /s/ Daniel P. Gorey                        By:   /s/ Daniel P. Gorey
    --------------------------------------           --------------------------------------
Name: Daniel P. Gorey                            Name:  Daniel P. Gorey
Title(s): Vice President and Treasurer           Title(s):  Vice President and Treasurer

TRANSAFE CORPORATION                             QUIXOTE TRANSPORTATION SAFETY (EUROPE), INC.

By:   /s/ Daniel P. Gorey                        By:   /s/ Daniel P. Gorey
    --------------------------------------           --------------------------------------
Name: Daniel P. Gorey                            Name: Daniel P. Gorey
Title(s): Vice President and Treasurer           Title(s): Vice President and Treasurer

NATIONAL SIGNAL, INC.                            SURFACE SYSTEMS, INC.

By:   /s/ Daniel P. Gorey                        By:   /s/ Daniel P. Gorey
    --------------------------------------           --------------------------------------
Name: Daniel P. Gorey                            Name: Daniel P. Gorey
Title(s): Vice President and Treasurer           Title(s):  Vice President and Treasurer

                              AMENDED AND RESTATED
                              REVOLVING CREDIT NOTE


$13,333,000                                                   Chicago, Illinois
                                                              December 31, 2001

                  FOR VALUE RECEIVED, the undersigned, QUIXOTE CORPORATION, ENERGY ABSORPTION SYSTEMS, INC. (f/k/a Quixote Laser Corporation and successor by merger to Energy Absorption Systems, Inc. and Roadway Safety Service, Inc.), TRANSAFE CORPORATION, SPIN-CAST PLASTICS, INC., E-TECH TESTING SERVICES, INC., SAFE-HIT CORPORATION, HIGHWAY INFORMATION SYSTEMS, INC., NU-METRICS, INC., QUIXOTE TRANSPORTATION SAFETY (ASIA PACIFIC) PTY LIMITED (f/k/a Energy Absorption Systems Pty Limited), ENERGY ABSORPTION SYSTEMS (EUROPE), INC., QUIXOTE TRANSPORTATION SAFETY, INC. (f/k/a TranSafe Corporation), QUIXOTE TRANSPORTATION SAFETY (EUROPE), INC., NATIONAL SIGNAL, INC. AND SURFACE SYSTEMS, INC. (each individually a "Borrower" and collectively, the "Borrowers") hereby JOINTLY AND SEVERALLY PROMISE TO PAY to the order of LASALLE BANK NATIONAL ASSOCIATION ("Lender"), or its registered assigns, at 135 South LaSalle Street, Chicago, Illinois 60603, or at such other place as the holder of this Note may designate from time to time in writing, in lawful money of the United States of America and in immediately available funds, the principal amount of THIRTEEN MILLION THREE HUNDRED AND THIRTY-THREE THOUSAND DOLLARS ($13,333,000), or such lesser principal amount as may be outstanding pursuant to the Loan Agreement (as hereinafter defined) with respect to the Revolving Credit Loan, together with interest on the unpaid principal amount of this note outstanding from time to time.

                  This Note is the Revolving Credit Note referred to in, and evidences certain indebtedness incurred under, the Amended and Restated Loan Agreement dated as of June 30, 1997 (herein as it may be amended, modified or supplemented from time to time, the "Loan Agreement"), among each Borrower, "Lenders" (as defined therein) and The Northern Trust Company, as agent for such Lenders, and is entitled to the benefit and security of the "Loan Documents" (as defined in the Loan Agreement) provided for therein, to which reference is hereby made for a statement of all of the terms and conditions under which the loan evidenced hereby is made. All capitalized terms herein, unless otherwise defined, shall have the meanings ascribed to them in the Loan Agreement.

                  The principal amount of the indebtedness evidenced hereby shall be payable in the amounts and on the dates specified in the Loan Agreement. Interest thereon, less any taxes payable by withholding, shall be paid until such principal amount is paid in full at such interest rates and at such times as are specified in the Loan Agreement.

                  If any payment on this Note becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

                  Upon and after the occurrence of an Event of Default, this Note shall or may, as provided in the Loan Agreement, and without demand, notice or legal process of any kind, become or be declared immediately due and payable.

                  The right to receive principal of, and stated interest on, this Note may only be transferred through Borrower's book entry system.

                  Demand, presentment, protest and notice of nonpayment and protest are hereby waived by Borrower.

                  This Note shall be interpreted, governed by, and construed in accordance with the internal laws of the State of Illinois.

                  THIS NOTE, ISSUED AND DELIVERED ON THE DATE HEREOF TO THE AGENT, ON BEHALF OF THE LENDERS, IS ISSUED IN REPLACEMENT AND SUBSTITUTION FOR, AND NOT IN PAYMENT OF THAT CERTAIN AMENDED AND RESTATED REVOLVING CREDIT NOTE IN THE ORIGINAL PRINCIPAL AMOUNT OF $13,333,000 DATED JANUARY 31, 2001 (WHICH IN TURN WAS ISSUED IN SUBSTITUTION AND REPLACEMENT OF THAT CERTAIN AMENDED AND RESTATED REVOLVING CREDIT NOTE IN THE ORIGINAL PRINCIPAL AMOUNT OF $13,333,000 DATED MAY 17, 2000 WHICH IN TURN WAS ISSUED IN SUBSTITUTION AND REPLACEMENT OF THAT CERTAIN AMENDED AND RESTATED REVOLVING CREDIT NOTE IN THE ORIGINAL PRINCIPAL AMOUNT OF $13,333,000 DATED MARCH 15, 1999 WHICH IN TURN WAS ISSUED IN SUBSTITUTION AND REPLACEMENT OF THAT CERTAIN AMENDED AND RESTATED REVOLVING CREDIT NOTE IN THE ORIGINAL PRINCIPAL AMOUNT OF $13,333,000 DATED JUNE 30, 1997 WHICH IN TURN WAS ISSUED IN SUBSTITUTION AND REPLACEMENT OF THAT CERTAIN REVOLVING CREDIT NOTE IN THE ORIGINAL PRINCIPAL AMOUNT OF $21,666,666 DATED MARCH 31, 1996 WHICH IN TURN WAS ISSUED IN SUBSTITUTION AND REPLACEMENT OF THAT CERTAIN REVOLVING CREDIT NOTE IN THE PRINCIPAL AMOUNT OF $23,333,333 DATED NOVEMBER 10, 1995) AND NOTHING CONTAINED HEREIN SHALL BE CONSTRUED TO DEEM PAID OR FORGIVEN THE UNPAID PRINCIPAL AMOUNT OF, OR UNPAID ACCRUED INTEREST ON, SAID NOTE AT THE TIME OF ITS REPLACEMENT BY THIS NOTE.

                                      * * *

         IN WITNESS WHEREOF, the parties hereto have caused this Amended and Restated Revolving Credit Note to be executed by their duly authorized officers as of the day and year first written above.

QUIXOTE CORPORATION                              ENERGY ABSORPTION SYSTEMS, INC.

By:   /s/ Daniel P. Gorey                        By:   /s/ Daniel P. Gorey
    --------------------------------------           --------------------------------------
Name: Daniel P. Gorey                            Name: Daniel P. Gorey
Title(s): Vice President and Treasurer           Title(s): Vice President and Treasurer

HIGHWAY INFORMATION SYSTEMS, INC.                NU-METRICS, INC.

By:   /s/ Daniel P. Gorey                        By:   /s/ Daniel P. Gorey
    --------------------------------------           --------------------------------------
Name: Daniel P. Gorey                            Name: Daniel P. Gorey
Title(s): Vice President and Treasurer           Title(s): Vice President and Treasurer

E-TECH TESTING SERVICES, INC.                    SPIN-CAST PLASTICS, INC.

By:   /s/ Daniel P. Gorey                        By:   /s/ Daniel P. Gorey
    --------------------------------------           --------------------------------------
Name: Daniel P. Gorey                            Name: Daniel P. Gorey
Title(s): Vice President and Treasurer           Title(s): Vice President and Treasurer

ENERGY ABSORPTION SYSTEMS (EUROPE), INC.         SAFE-HIT CORPORATION

By:   /s/ Daniel P. Gorey                        By:   /s/ Daniel P. Gorey
    --------------------------------------           --------------------------------------
Name: Daniel P. Gorey                            Name: Daniel P. Gorey
Title(s): Vice President and Treasurer           Title(s): Vice President and Treasurer

QUIXOTE TRANSPORTATION SAFETY, INC.              QUIXOTE TRANSPORTATION SAFETY
                                                 (ASIA PACIFIC) PTY LIMITED

By:   /s/ Daniel P. Gorey                        By:   /s/ Daniel P. Gorey
    --------------------------------------           --------------------------------------
Name: Daniel P. Gorey                            Name:  Daniel P. Gorey
Title(s): Vice President and Treasurer           Title(s):  Vice President and Treasurer

TRANSAFE CORPORATION                             QUIXOTE TRANSPORTATION SAFETY (EUROPE), INC.

By:   /s/ Daniel P. Gorey                        By:   /s/ Daniel P. Gorey
    --------------------------------------           --------------------------------------
Name: Daniel P. Gorey                            Name: Daniel P. Gorey
Title(s): Vice President and Treasurer           Title(s): Vice President and Treasurer

NATIONAL SIGNAL, INC.                            SURFACE SYSTEMS, INC.

By:   /s/ Daniel P. Gorey                        By:   /s/ Daniel P. Gorey
    --------------------------------------           --------------------------------------
Name: Daniel P. Gorey                            Name: Daniel P. Gorey
Title(s): Vice President and Treasurer           Title(s):  Vice President and Treasurer